Free Writing Prospectus Filed Pursuant to Rule 433 Registration No. 333-169119 May 19, 2011

BARCLAYS CAPITAL

EQUITIES | FLOW DERIVATIVES

ETF & ETN GUIDE[1]

Q2 2011
1,177 US LISTED PRODUCTS
TOTAL $1,092BN IN ASSETS AND ETNs ISSUED

EXCHANGE TRADED FUNDS (ETFs)		
EQUITIES	**Assets (bn)**	**Page**
US Indices: Broad-Based Total Market Broad-Based, Large Cap Broad-Based, Mid Cap Broad-Based, Small Cap Broad-Based, Micro Cap Broad-Based	$237.0	1
US Indices: Value Total Market Value, Large Cap Value, Mid Cap Value, Small Cap Value	$39.1	1
US Indices: Growth Total Market Growth, Large Cap Growth, Mid Cap Growth, Small Cap Growth	$45.9	1
US Sectors Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Materials, Multi-Sector, Real Estate, Technology, Telecommunications, Utilities, Water & Clean Energy	$168.2	2
International Global, Asia Pacific, Europe, North America, Emerging Markets – Global, Emerging Markets – Regional	$256.4	4
Leveraged – Equities	$12.0	5
Inverse – Equities	$10.0	6
Dividend Domestic, International	$28.8	6
FICC		
Fixed Income US Credit, US Government, Aggregate & Other, International, Municipal	$136.2	7
Commodities	$103.4	8
Currencies	$5.7	8
Leveraged – FICC	$1.8	8
Inverse – FICC	$9.7	8
SPECIALTY		
Active	$1.7	9
Fundamental	$5.0	9
Life Cycle & Allocation	$0.5	9
Long/Short	$0.1	9
Quantitative	$3.9	9
Other	$12.9	9

EXCHANGE TRADED NOTES (ETNs)		
Commodities General, Specific	$9.2	10
Currencies	$0.2	10
Leveraged/Inverse	$1.9	10
Other	$6.4	10

CONTACTS

Index & Portfolio Desk Analysts

Gabi Baez
+1 212 526 9374
gabriela.baez@barclayscapital.com

Laura Magnani
+1 212 526 0383
laura.magnani@barclayscapital.com

Trading

William Prager
+1 212 526 8979
william.prager@barclayscapital.com

David Hill
+1 212 526 8979
david.hill@barclayscapital.com

[1] All data and product names in this guide are derived from Bloomberg as of April 11, 2011. Full product names can be obtained in the relevant prospectuses relating to the products. iPath, iPath ETNs, and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

For the most current data on the equity derivatives markets, as well as online access to world-class analytics tools, please visit the US VolCenter on Barclays Capital Live at https://live.barcap.com (keyword: USVolCenter).

EXCHANGE TRADED FUNDS (ETFs) — EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol[1] ($MM)
US INDICES: BROAD-BASED				
Total Market Broad-Based				
VTI	Vanguard Total Stock Mkt	MSCIBM	$19,560	$152.9
IWV	iShares Russell 3000	RAY	3,388	24.1
VXF	Vanguard Extended Market	SPCMI	1,385	6.5
SCHB	Schwab US Broad Market	DW2S	716	10.1
IYY	iShares DJ US Index	DJUS	656	2.5
ISI	iShares S&P 1500	SPSUPX	338	1.0
TMW	SPDR DJ Total Market	DWCF	194	0.5
ONEQ	Fidelity NASDAQ Composite	CCMP	186	1.4
NYC	iShares NYSE Composite	NYA	101	0.5
VTHR	Vanguard Russell 3000	RAY	18	0.6
WXSP	Wilshire 4500 Completion	W4500	6	0.0
WFVK	Wilshire 5000 Tot Mrkt	W5000FLT	6	0.1
FMU	Focus Mrngstr US Market	MSTAR	5	0.1
Large Cap Broad-Based				
SPY	SPDR S&P 500	SPX	$89,070	$20,594.8
IVV	iShares S&P 500	SPX	27,439	374.8
DIA	SPDR DJ Indust Avg	INDU	9,278	826.7
IWB	iShares Russell 1000	RIY	7,019	63.4
VV	Vanguard LC	MZUSP	3,143	11.8
OEF	iShares S&P 100	OEX	3,039	54.3
RSP	Rydex S&P EW	SPXEWI	3,019	49.1
VOO	Vanguard S&P 500	SPX	1,155	12.5
SCHX	Schwab US LC	DWL	538	7.2
XLG	Rydex Russell Top 50	RTOP50	375	1.9
MGC	Vanguard Mega Cap 300	MZUSL	320	1.5
JKD	iShares Mrngstr LC	MLCR	311	1.4
NY	iShares NYSE 100	NYID	60	0.3
ELR	SPDR DJ LC	DWLT	37	0.3
IWL	iShares Russell T200	RUTPINTR	15	0.6
MKH	Market 2000 HOLDRs	XKH	13	0.0
VONE	Vanguard Russell 1000	RIY	12	0.4
EWRI	Rydex Russell 1000 EW	RU1ELCTR	10	0.2
FLG	Focus Mrngstr LC	MLCP	5	0.2
EUSA	iShares MSCI USA	GDDUUS	1	0.0
Mid Cap Broad-Based				
MDY	SPDR S&P MC 400	MID	$12,512	$555.7
IJH	iShares S&P MC 400	MID	11,546	93.4
IWR	iShares Russell MC	RMC	6,403	58.5
VO	Vanguard MC	MZUSM	3,843	17.2
JKG	iShares Mrngstr MC	MMCR	174	0.8
EMM	SPDR DJ MC	DWM	70	0.6
SCHM	Schwab US MC	DWM	61	1.8
IVOO	Vanguard S&P MC 400	MID	23	0.5
EWRM	Rydex Russell MC EW	RUMEMCTR	12	0.2
FMM	Focus Mrngstr MC	MMCP	5	0.0
Small Cap Broad-Based				
IWM	iShares Russell 2000	RTY	$16,829	$4,005.2
IJR	iShares S&P SC 600	SML	7,518	79.6
VB	Vanguard SC	MZUSS	4,840	35.6
SCHA	Schwab US SC	DWS	523	6.8
JKJ	iShares Mrngstr SC	MSCR	202	1.2
SLY	SPDR S&P SC 600	SML	77	0.6
VTWO	Vanguard Russell 2000	RTY	26	1.7
EWRS	Rydex Russell 2000 EW	RU2ESCTR	13	0.2
VIOO	Vanguard S&P SC 600	SML	7	0.2
FOS	Focus Mrngstr SC	MSCP	5	0.1
Micro Cap Broad-Based				
IWC	iShares Russell Microcap	RMICRO	$556	$8.6
FDM	First Trust DJ Sel MicroCap	DJSM	154	1.9
PZI	PwrShrs Zacks MicroCap	ZAX	114	1.2
WMCR	Wilshire Micro-Cap	W5KMICRO	53	0.5

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US INDICES: VALUE				
Total Market Value				
IWW	iShares Russell 3000 Value	RAV	$334	$2.4
Large Cap Value				
IWD	iShares Russell 1000 Value	RLV	$11,768	$125.8
VTV	Vanguard Value	MZUSPV	5,000	21.1
IVE	iShares S&P 500 Value	SVX	4,578	43.5
MGV	Vanguard Mega Cap 300 Value	MZUSLV	351	2.0
JKF	iShares Mrngstr LC Value	MLVL	246	0.9
IWX	iShares Russell T200 Value	RUTPVATR	232	1.0
SCHV	Schwab US LC Value	DWLV	222	1.9
SPYV	SPDR S&P 500 Value	SPTRSVX	176	0.3
RPV	Rydex S&P 500 Pure Value	SPXPV	104	0.9
VOOV	Vanguard S&P 500 Value	SPV	21	0.6
VONV	Vanguard Russell 1000 Value	RLV	18	0.3
Mid Cap Value				
IWS	iShares Russell MC Value	RMV	$3,590	$37.4
IJJ	iShares S&P MC 400 Value	MIDV	2,434	11.9
VOE	Vanguard MC Value	MZUSMV	903	4.7
JKI	iShares Mrngstr MC Value	MMVL	116	0.5
RFV	Rydex S&P 400 Pure Value	SPMPV	56	0.4
MDYV	SPDR S&P MC 400 Value	SPTRMV	26	0.3
IVOV	Vanguard S&P MC 400 Value	MIDV	3	0.1
Small Cap Value				
IWN	iShares Russell 2000 Value	RUJ	$4,521	$117.5
VBR	Vanguard SC Value	MSCISV	2,085	8.4
IJS	iShares S&P SC 600 Value	SMLV	1,846	7.9
JKL	iShares Mrngstr SC Value	MSVL	195	1.1
SLYV	SPDR S&P SC 600 Value	SPTRSV	141	0.5
RZV	Rydex S&P 600 Pure Value	SPSPV	95	1.2
VIOV	Vanguard S&P SC 600 Value	SMLV	13	0.2
VTWV	Vanguard Russell 2000 Value	RUJ	6	0.5
US INDICES: GROWTH				
Total Market Growth				
IWZ	iShares Russell 3000 Growth	RAG	$357	$1.9
Large Cap Growth				
IWF	iShares Russell 1000 Growth	RLG	$13,429	$154.9
IVW	iShares S&P 500 Growth	SGX	6,172	44.9
VUG	Vanguard Growth	MZUSPG	5,563	23.9
MGK	Vanguard Mega Cap 300 Growth	MZUSLG	471	2.4
JKE	iShares Mrngstr LC Growth	MLGR	385	1.3
IWY	iShares Russell T200 Growth	RUTPGRTR	373	1.4
SCHG	Schwab US LC Growth	DWLG	316	2.8
RPG	Rydex S&P 500 Pure Growth	SPXPG	247	3.2
SPYG	SPDR S&P 500 Growth	SPTRSGX	198	0.5
VONG	Vanguard Russell 1000 Growth	RIY	40	3.6
VOOG	Vanguard S&P 500 Growth	SGX	40	0.8
Mid Cap Growth				
IWP	iShares Russell MC Growth	RDG	$3,422	$30.8
IJK	iShares S&P MC 400 Growth	MIDG	3,405	24.8
VOT	Vanguard MC Growth	MZUSMG	1,276	8.5
RFG	Rydex S&P 400 Pure Growth	SPMPG	610	6.4
JKH	iShares Mrngstr MC Growth	MMGR	202	0.9
MDYG	SPDR S&P MC 400 Growth	SPTRMG	77	0.4
IVOG	Vanguard S&P MC 400 Growth	MIDG	27	0.5
Small Cap Growth				
IWO	iShares Russell 2000 Growth	RUO	$4,482	$148.6
VBK	Vanguard SC Growth	MZUSSG	2,334	17.7
IJT	iShares S&P SC 600 Growth	SMLG	2,111	13.3
SLYG	SPDR S&P SC 600 Growth	SPTRSG	188	0.8
JKK	iShares Mrngstr SC Growth	MSGR	137	1.4
RZG	Rydex S&P 600 Pure Growth	SPSPG	33	0.4
VTWG	Vanguard Russell 2000 Growth	RUO	20	0.7
VIOG	Vanguard S&P SC 600 Growth	SMLG	13	0.3

[1] All average volume calculations in this guide were calculated over the period between October 11, 2010 and April 11, 2011.

ETF & ETN Guide Q2 2011 | 1

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS				
Consumer Discretionary				
XLY	Cons Discret Sector SPDR	IXY	$2,098	$243.0
XHB	SPDR S&P Homebuilders	SPSIHOTR	866	84.6
FXD	First Trust Cons Discr	STRQCD	547	4.8
ITB	iShares DJ US Home Constr	DJSHMB	478	8.6
XRT	SPDR S&P Retail	SPSIRETR	397	503.8
VCR	Vanguard Cons Discret	MZUSIOCD	373	4.2
RTH	Retail HOLDRs	IRH	234	118.4
IYC	iShares DJ US Cons Svcs	DJUSCY	206	2.9
PBS	PowerShares Dyn Media	DZM	154	1.1
RXI	iShares S&P Glb Cons Discr	SGD	147	1.2
BJK	Market Vectors-Gaming	WAGRT	140	1.0
PEJ	PwrShrs Dyn Leisure & Ent	DZL	65	0.8
PSCD	PwrShr S&P SC Cons Dis	SPSU6CDT	49	0.3
PKB	PwrShrs Dyn Build & Constr	DWCX	47	0.4
RCD	Rydex S&P EW Cons Discr	S25	24	0.2
IPD	SPDR S&P Intl Cons Discret	SPBMUCUP	22	0.3
PEZ	PwrShrs Dyn Cons Discr	EZZ	20	0.2
PMR	PowerShares Dyn Retail	DWR	13	0.2
AXDI	iShrs MSCI ACWIxUS ConsDisc	MSWDUCDN	6	0.0
FCL	Focus Mrngstr Cons Cycl	MCCS	5	0.0
Consumer Staples				
XLP	Cons Staples Sector SPDR	IXR	$3,533	$180.8
VDC	Vanguard Cons Staples	MZUSIOCS	637	3.1
KXI	iShares S&P Glb Cons Stap	SGCS	326	2.3
IYK	iShares DJ US Cons Goods	DJUSNC	300	3.1
PBJ	PwrShrs Dyn Food & Bev	DZF	78	1.6
FXG	First Trust Cons Staples	STRQCS	67	0.5
PSL	PowerShares Dyn Cons Stap	EZS	39	0.2
PSCC	PwrShr S&P SC Cons St	SPSU6CST	22	0.2
RHS	Rydex S&P EW Cons Stap	S30	18	0.1
IPS	SPDR S&P Intl Cons Stap	SPBMU3UP	14	0.1
FCD	Focus Mrngstr Cons Defensi	MCDS	5	0.2
AXSL	iShrs MSCI ACWIxUS Cons St	MSWDUCSN	3	0.0
Energy				
XLE	Energy Sector SPDR	IXE	$11,079	$1,046.9
OIH	Oil Service HOLDRs	OXH	3,181	631.9
VDE	Vanguard Energy	MSCIEN	2,189	19.2
IXC	iShares S&P Glb Energy	SGES	1,517	11.2
XOP	SPDR S&P Oil & Gas E&P	SPSIOPTR	1,196	190.2
IYE	iShares DJ US Energy	DJUSEN	1,147	11.2
KOL	Market Vectors-Coal	TCOAL	873	23.8
FCG	First Trust ISE Nat Gas	FUM	706	8.3
XES	SPDR S&P O&G Equip&Svcs	SPSIOS	677	9.6
IEZ	iShares DJ US Oil Eqp&Svc	DJSOES	674	12.6
IEO	iShares DJ US O&G E&P	DJSOEP	532	16.1
PXJ	PwrShrs Dyn Oil & Gas Svcs	DWO	306	2.8
ENY	Guggenheim Canada Energy	SWMEI	294	3.2
NLR	Mkt Vect Nuclear Energy	DXNE	188	4.1
FXN	First Trust Energy	STRQEN	187	1.9
PXI	PowerShares Dyn Energy	EZK	177	1.8
PSCE	PwrShr S&P SC Energy	SPSU6ET	150	1.9
RYE	Rydex S&P EW Energy	S10	121	1.1
PXE	PwrShrs Dyn Energy E&P	DWE	114	1.0
DKA	WisdomTree Intl Energy	WTIDENTR	51	0.8
PKOL	PowerShares Global Coal	QCOL	44	0.7
PKN	PwrShrs Glb Nuclear Energy	WNAI	31	0.4
WCAT	Jefferies TR/J CRB Wildcat	WCATI	30	0.4
EEO	Emer Glob Sh DJ EM Ener	DJEEO	29	0.3
IPW	SPDR S&P Intl Energy	SPBMU1UP	18	0.2
NUCL	iShares S&P Glb Nuclr Ener	SPGTNET	17	0.3
CHIE	Global X China Energy	CHIE	10	0.2
AXEN	iShrs MSCI ACWIxUS Energy	MSWDUENN	7	0.1
FEG	Focus Mrngstr Energy	MES	5	0.0
XOIL	Global X Oil Equities	SOLGLOIL	4	0.2

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Financials				
XLF	Financial Sector SPDR	IXM	$8,633	$1,164.6
KBE	SPDR KBW Bank	BKX	2,005	150.6
VFH	Vanguard Financials	MZUSIOFN	678	5.2
KRE	SPDR KBW Regional Bank	KRX	648	66.2
IYF	iShares DJ US Financial	DJUSFN	544	40.5
IXG	iShares S&P Glb Financials	SGFS	302	2.7
IYG	iShares DJ US Finan Svcs	DJUSFV	252	7.7
KIE	SPDR KBW Insurance	KIX	215	18.6
IAI	iShares DJ US Broker Dlrs	DJSINV	176	3.8
FXO	First Trust Financial	STRQFN	156	7.4
IAT	iShares DJ US Reg Banks	DJSRBK	143	1.2
RKH	Regional Bank HOLDRs	XRH	107	38.4
IAK	iShares DJ US Insurance	DJSINS	105	1.0
KCE	SPDR KBW Capital Markets	KSX	79	3.2
PSCF	PwrShr S&P SC Finance	SPSU6FT	62	0.2
EMFN	iShares MSCI EM Financials	MXEF0FN	24	0.2
PFI	PowerShares Dyn Financial	EZF	22	0.1
RWW	RevenueShares Financial	SSFINL	21	0.2
RYF	Rydex S&P EW Financials	S40	20	0.2
PJB	PowerShares Dyn Banking	DHD	20	0.6
QABA	Frst Trst NQ ABA Comm Bk	ABQI	14	0.2
KBWD	PwrShrs KBW High Div Fin	na	13	0.4
EFN	Emer Glob Sh DJ EM Finan	DJEFN	11	0.1
BRAF	Global X Brazil Financials	na	10	0.1
PIC	PowerShares Dyn Insurance	DWJ	9	0.1
EUFN	iShares MSCI Europe Fin	MXEU0FN	9	0.4
CHIX	Global X China Financials	CHIF	8	1.2
IPF	SPDR S&P Intl Financials	SPBMU4UP	8	0.1
FFL	Focus Mrngstr Finl Serv	MFSS	5	0.1
KME	SPDR KBW Mortgage Finance	MFXTR	4	0.0
KBWX	PowerShares KBW Intl Finan	na	3	0.0
KBWP	PowerShares KBW Prop&Cas	na	3	0.0
AXFN	iShares MSCI ACWI exUS Fin	MXWDUFN	3	0.0
FEFN	iShares MSCI Far East Fin	MXFA0FN	2	0.0
Health Care				
XLV	Health Care Sector SPDR	IXV	$3,147	$212.5
IBB	iShares Nasdaq Biotech	NBI	1,493	43.4
VHT	Vanguard Health Care	MZUSIOHC	675	3.3
IYH	iShares DJ US Healthcare	DJUSHC	612	4.0
PPH	Pharmaceutical HOLDRs	IPH	519	25.7
IXJ	iShares S&P Glb Healthcare	SGH	491	2.2
XBI	SPDR S&P Biotech	SPSIBITR	481	7.2
IHI	iShares DJ US Med Equip	DJSMDQ	454	4.2
IHF	iShares DJ US HC Providers	DJSHCP	269	3.7
BBH	Biotech HOLDRs	IBH	266	1.9
FBT	Frst Trst NYSE Arca Biotech	BTK	221	1.9
XPH	SPDR S&P Pharmaceuticals	SPSIPHTR	220	2.3
PBE	PwrShr Dyn Biotech & Gen	DZO	199	1.0
IHE	iShares DJ US Pharmaceut	DJSPHM	169	1.1
PSCH	PwrShr S&P SC Healthca	SPSU6HCT	145	0.9
FXH	First Trust Health Care	STRQHC	101	0.8
PJP	PowerShares Dyn Pharma	DZR	84	1.1
PTH	PowerShares Dyn Healthcare	EZX	57	0.2
RYH	Rydex S&P EW Health Care	S35	52	0.7
IRY	SPDR S&P Intl Health Care	SPBMUHUP	14	0.1
XHE	SPDR S&P HC Equipment	SPSIHE	13	0.3
AXHE	iShrs MSCI ACWIxUS Health	MSWDUHCN	6	0.0
FHC	Focus Mrngstr Health Care	MHS	5	0.1

ETF & ETN Guide Q2 2011 | 2

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Industrials				
XLI	Industrial Sector SPDR	IXI	$4,148	$475.4
IYT	iShares DJ Transportation	TRAN	591	70.4
VIS	Vanguard Industrials	MSCIIN	572	4.8
IYJ	iShares DJ US Industrial	DJUSIN	519	6.0
EXI	iShares S&P Glb Industrial	SGN	243	1.4
ITA	iShares DJ US Aerosp & Def	DJSASD	146	1.4
PPA	PwrShrs Aerospace & Def	DXS	113	0.7
PRN	PowerShares Dyn Industrial	EZL	100	1.0
FXR	First Trust Industrials	STRQIN	63	0.5
RGI	Rydex S&P EW Industrials	S20	49	0.4
PSCI	PwrShr S&P SC Indust	SPSU6IT	37	0.2
IPN	SPDR S&P Intl Industrials	SPBMU2UP	32	0.4
FAA	Guggenheim Airline	AXGAL	24	1.1
XTN	SPDR S&P Transportation	SPSITN	13	0.4
CHII	Global X China Industrials	CHII	8	0.2
AXID	iShrs MSCI ACWIxUS Indust	MSWDUINN	6	0.0
FIL	Focus Mrngstr Industrials	MIS	5	0.1
FLYX	Direxion Airline Shares	XAL	3	0.0
Materials				
GDX	Market Vectors Gold Miners	GDM	$6,760	$546.0
XLB	Materials Sector SPDR	IXB	2,974	397.6
GDXJ	Mkt Vect Junior Gold Miners	MVGDXJTR	2,385	105.4
IYM	iShares DJ US Basic Mat	DJUSBM	1,628	57.4
XME	SPDR S&P Metals & Mining	SPSIMM	1,544	263.2
MXI	iShares S&P Glb Materials	SGM	856	10.6
VAW	Vanguard Materials	MZUSI0MT	716	6.7
SIL	Global X Silver Miners	SOLGLOSI	645	18.7
FXZ	First Trust Materials	STRQMT	603	4.8
REMX	MrktVctrs RareEarth/StratMet	MVREMXTR	522	12.6
CU	First Trust ISE Glb Copper	ISC	512	6.1
WOOD	iShares S&P Glb Timb&For	SPGTTFT	294	2.1
SLX	Market Vectors Steel	STEEL	269	11.4
URA	Global X Uranium	SOLURA	249	9.8
CUT	Guggenheim Timber	CGTBR	236	2.5
COPX	Global X Copper Miners	SOLGLOCO	109	3.4
PYZ	PwrShrs Dyn Basic Material	EZBX	93	0.7
PSAU	PwrShrs Glb Gold&PrecMet	QGLD	68	0.6
RTM	Rydex S&P EW Materials	S15	49	0.4
DBN	WisdomTree Intl Basic Mat	WTIDBMTR	45	0.3
IRV	SPDR S&P Intl Materials	SPBMU6UP	44	0.6
EMT	EmerGlbSh DJ EM Met&Min	DJEMT	38	0.4
PLTM	First Trust ISE Glb Platin	ORE	37	0.6
GLDX	Global X Gold Explorers	SOLGLDX	26	0.9
EMMT	iShares MSCI EM Materials	MXEF0MT	16	0.2
CRBA	Jefferies TR/J CRB Agri Eqy	CRBAX	14	0.2
PSTL	PowerShares Global Steel	QSTL	8	0.1
CHIM	Global X China Materials	CHIMAT	8	0.7
CRBI	Jefferies TR/J CRB Ind Metl	CRBIX	7	0.1
AXMT	iShrs MSCI ACWIxUS Mater	MSWDUMTN	7	0.1
ALUM	Global X Aluminum	SOLALU	6	0.2
FBM	Focus Mrngstr Basic Mat	MBMS	5	0.2
GGGG	Global X Pure Gold Miners	SOLGGGG	3	0.2
PSCM	PwrShr S&P SC Mater	SPSU6MT	3	0.1
Multi-Sector				
QQQ	PowerShares QQQ	NDX	$25,043	$3,492.0
MOO	Mkt Vectors Agribusiness	DXAG	3,782	77.7
IGE	iShares S&P NA Nat Res	SPGSSINR	2,480	11.2
IGF	iShares S&P Glb Infrastruc	SPGTINFR	532	2.5
HAP	Market Vectors Hard Assets	RVEIT	261	1.8
PXR	PwrShrs EM Infrastruct	EIBI	220	2.0
ECON	Emer Glb Shrs DJ EM Cons	na	197	3.1
LIT	Global X Lithium	SOLLIT	188	3.8
CHIQ	Global X China Consumer	CHIQ	182	3.6
GNR	SPDR S&P Glb Nat Resour	SPGNRUP	162	2.0
PAGG	PwrShrs Global Agriculture	QAGR	147	1.6
EMIF	iShares S&P EM Infrastruc	SPGEIFDT	142	1.1
BRXX	Emer Glob Sh Brazil Infr	IBRXX	89	1.1
INXX	EM Glb Shrs INDXX India Inf	EGSXIIXT	86	1.4
FLM	First Trust ISE Glb Eng&Cons	CVL	68	0.6

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Multi-Sector (continued)				
PSCU	PwrShr S&P SC Util	SPSU6UT	46	0.2
CROP	IQ Global Agribusiness SC	na	42	4.2
PXN	PowerShares Lux Nanotech	LUXNI	37	0.2
BRAQ	Global X Brazil Consumer	SOLBZLC	33	0.6
GRID	First Trust NQ Smart Grid	na	29	0.2
QQXT	First Trust NDX Ex-Tech	NDXM	27	0.2
CHXX	Emer Glob Sh China Infr	ICHXX	24	0.5
SEA	Guggenheim Shipping	DGACSIT	16	0.4
FONE	FrstTrst NDAQ CEA Smrtphn	QFON	14	0.7
Real Estate				
VNQ	Vanguard REIT	RMZ	$8,608	$98.1
IYR	iShares DJ US Real Estate	DJUSRE	3,077	447.2
ICF	iShares C&S Realty Majors	RMP	2,421	35.8
RWX	SPDR DJ Intl Real Estate	DWXRSN	1,844	12.4
RWR	SPDR DJ REIT	DWRTF	1,492	14.4
IFGL	iShares F E/N Devel RExUS	RUGL	405	2.3
RWO	SPDR DJ Glb Real Estate	DWGRST	247	2.2
WPS	iShares S&P DevelxUS Prpty	SPBMWUUT	148	1.0
REM	iShares FTSE NAREIT Mrtge	TFNMRC	147	1.4
VNQI	Vanguard GlbxUS Real Est	SPBMGUU	133	2.0
DRW	WisdomTree Intl RealEstate	WTIRETR	127	1.0
REZ	iShares FTSE NAREIT Resid	TFN17C	93	0.9
SCHH	Schwab US REIT	DWRTF	82	2.6
FFR	Frst Trst EPRA/NAREIT Glb	UNGL	75	0.6
FRI	First Trust S&P REIT	SPREIT	73	0.9
FTY	iShares FTSE NAREIT RE 50	FNRSTR	55	0.7
GRI	C&S Global Realty Majors	GRM	50	0.4
TAO	Guggenheim China RE	ACNRE	48	1.3
IFAS	iShares FTSE E/N Asia	EGAS	28	0.2
IFEU	iShares FTSE E/N Europe	EPRA	20	0.2
WREI	Wilshire US REIT	WILREIT	14	0.1
FIO	iShares FTSE NAREIT Indu	TFN13C	14	0.2
IFNA	iShares FTSE E/N North Am	EGNA	12	0.1
RTL	iShares FTSE NAREIT Retail	TFN20C	10	0.2
FRL	Focus Mrngstr Real Estate	MRETS	5	0.2
KBWY	PwrShrs KBW Prem Yld REIT	KYX	4	0.1
Technology				
XLK	Technology Sector SPDR	IXT	$7,088	$248.9
VGT	Vanguard Technology	MZUSI0IT	1,829	10.9
IYW	iShares DJ US Technology	DJUSTC	1,523	14.1
FDN	First Trust DJ Internet	DJINET	707	9.6
IXN	iShares S&P Glb Technology	SGI	603	4.2
QTEC	First Trust NDX Technology	NDXT	596	5.9
SMH	Semiconductor HOLDRs	XSH	587	297.5
IGV	iShares S&P NA Software	SPGSTISO	561	5.5
IGM	iShares S&P NA Technology	SPGSTI	450	3.0
IGN	iShares S&P NA MMedia Ntwk	SPGSTIIP	290	6.2
SOXX	iShares PHLX SOX Semicond	SOX	233	17.5
MTK	SPDR MS Technology	MSH	223	0.9
FXL	First Trust Technology	STRQTC	182	2.7
PXQ	PowerShares Dyn Networking	DZN	171	3.0
XSD	SPDR S&P Semiconductor	SPSISCTR	147	5.3
RYT	Rydex S&P EW Technology	S45	134	0.9
HHH	Internet HOLDRs	HHI	119	1.5
PSCT	PwrShr S&P SC Info Tech	SPSU6TT	110	0.9
QQEW	First Trust NDX Equal Wgt	NDXE	92	0.9
SWH	Software HOLDRs	XWH	87	0.7
PSJ	PowerShares Dyn Software	DZC	81	0.7
CQQQ	Guggenheim China Tech	ACNITTR	50	0.8
PTF	PowerShares Dyn Technology	EZV	49	0.3
PNQI	PwrShrs NASDAQ Internet	QNET	44	0.6
PSI	PwrShrs Dyn Semiconductors	DZE	41	0.8
IAH	Internet Architect HOLDRs	XAH	31	0.6
IPK	SPDR S&P Intl Technology	SPBMUTUP	26	0.2
BDH	Broadband HOLDRs	XDH	17	0.5
BHH	B2B Internet HOLDRs	BUXB	16	0.4
IIH	Internet Infrastr HOLDR	YIH	12	0.2
AXIT	iShrs MSCI ACWIxUS Info Te	MSWDUITN	6	0.0
CHIB	Global X China Technology	CHIT	6	0.1
FTQ	Focus Mrngstr Technology	MTS	5	0.1

ETF & ETN Guide Q2 2011 3

EXCHANGE TRADED FUNDS (ETFs)

EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Telecommunications				
IYZ	iShares DJ US Telecomm	DJSTELT	$644	$8.3
IXP	iShares S&P Glb Telecomm	SGT	435	3.7
VOX	Vanguard Telecomm	MSCITC	374	2.5
TTH	Telecom HOLDRs	ITH	136	1.0
WMH	Wireless HOLDRs	IWH	16	0.0
XTL	SPDR S&P Telecom	SPSITE	13	0.9
IST	SPDR S&P Intl Telecomm	SPBMUSUP	9	0.3
AXTE	iShrs MSCI ACWIxUS Teleco	MSWDUTCN	6	0.0
FCQ	Focus Mrngstr Comm	MCSS	5	0.1
Utilities				
XLU	Utilities Sector SPDR	IXU	$4,141	$187.1
VPU	Vanguard Utilities	MZUSIOUT	682	3.5
IDU	iShares DJ US Utilities	DJUSUT	492	3.1
JXI	iShares S&P Glb Utilities	SGU	256	1.9
FXU	First Trust Utilities	STRQUT	52	0.4
GII	SPDR Glb Infrastruct 100	MCGIGIDT	51	0.2
PUI	PowerShares Dyn Utilities	DWU	45	0.2
UTH	Utilities HOLDRs	XUH	42	0.9
DBU	WisdomTree Intl Utilities	WTIDUTTR	38	0.2
RYU	Rydex S&P EW Utilities	S5S	23	0.2
IPU	SPDR S&P Intl Utilities	SPBMUUUP	9	0.0
AXUT	iShrs MSCI ACWIxUS Utilit	MSWDUUTN	5	0.0
FUI	Focus Mrngstr Utilities	MUS	5	0.1
Water & Clean Energy				
PHO	PowerShares Water Resour	ZWI	$1,240	$4.7
PBW	PwrShrs WH Clean Energy	ECO	540	3.8
PIO	PowerShares Global Water	PIIWI	367	1.5
CGW	Guggenheim S&P Glb Water	SPGTAQUA	240	1.1
TAN	Guggenheim Solar	SUNIDX	219	6.4
PBD	PwrShrs Glb Clean Energy	NEX	208	0.7
GEX	Mkt Vec Glb Alt Energy	AGIXLT	165	1.5
PZD	PowerShares Cleantech	CTIUS	155	0.4
ICLN	iShares S&P Glb Clean En	SPGTCLTR	75	0.5
PUW	PwrShrs WH Progr Energy	WHPRO	71	0.3
FAN	First Trust Glb Wind Ener	GWE	70	0.5
FIW	First Trust ISE Water	HHO	68	0.5
KWT	Market Vectors Solar Ener	SOLRXT	44	0.8
QCLN	First Trust NQ Green Energy	CELS	38	0.1
EVX	Mkt Vec Environment Svcs	AXENV	32	0.1
PWND	PwrShrs Global Wind Energy	QWND	29	0.2
INTERNATIONAL				
Global				
EFA	iShares MSCI EAFE	NDDUEAFE	$39,852	$1,018.1
VEU	Vanguard FTSE All-Wrld xUS	FTR1WXUS	7,522	48.3
VEA	Vanguard Europe Pacific	NDDUEAFE	6,559	63.3
ACWI	iShares MSCI ACWI	NDUEACWF	1,856	21.4
SCZ	iShares MSCI EAFE SC	NCUDEAFE	1,525	10.3
EFV	iShares MSCI EAFE Value	NDUVEAFF	1,489	7.2
EFG	iShares MSCI EAFE Growth	NDUGEAFF	1,442	8.1
IOO	iShares S&P Global 100	SPTR100N	1,185	8.2
VSS	Vanguard FTSE AWxUS SC	FSMUGXUS	991	6.6
VT	Vanguard Total World	FTAW01	949	4.9
ACWX	iShares MSCI ACWI ex US	NDUEACWZ	941	6.0
GWX	SPDR S&P Intl SC	STBMWUU2	930	6.3
SCHF	Schwab International Equity	FTAD02	633	5.0
TOK	iShares MSCI Kokusai	NDDUKOK	623	0.8
CWI	SPDR MSCI ACWI ex US	NDUEACWZ	477	1.6
DGT	SPDR DJ Global Titans	DJGTR	163	1.3
SCHC	Schwab Intl Small-Cap	GPSCW6U	159	1.5
GWL	SPDR S&P World ex US	SCRTWU	147	0.6
VXUS	Vanguard Total Intl Stock	MIMUAWUN	107	2.8
ADRD	BLDRS DM 100 ADR	BKTDM	81	0.2
IFSM	iShares FTSE Dev SC ex NA	SD12X	48	0.4
MDD	SPDR S&P Intl MC	SPBMUMUP	45	0.3
EWEF	Rydex MSCI EAFE EW	M2EAEWGT	26	0.4
XGC	Guggenheim Intl SC	BKSCPT	11	0.1
EWAC	Rydex MSCI ACWI EW	M2EAEWGT	4	0.1
EEN	Guggenheim EW Euro-Pac LDR	BKEPA	3	0.0

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INTERNATIONAL (continued)				
Asia Pacific				
EWJ	iShares MSCI Japan	NDDUJN	$7,123	$377.8
EPP	iShares MSCI Pacific ex JP	NDDUPFXJ	4,172	55.9
EWA	iShares MSCI Australia	NDDUAS	3,447	94.5
AAXJ	iShares MSCI AC Asia ex JP	NDUECAXJ	2,133	42.2
EWH	iShares MSCI Hong Kong	NDDUHK	2,023	113.3
EWS	iShares MSCI Singapore	MXSG	1,889	44.1
VPL	Vanguard Pacific	MXPC	1,556	9.3
AIA	iShares S&P Asia 50	SPA50	242	2.2
JSC	SPDR Russ/Nom Japan SC	RNSCI	112	1.6
ITF	iShares S&P/TOPIX 150	SPTR150N	103	1.0
ENZL	iShares MSCI NZ Inves Mkt	MIMUNZLN	91	0.8
SCJ	iShares MSCI Japan SC	NCUAJN	65	0.9
ADRA	BLDRS Asia 50 ADR	BKTAS	45	0.2
KROO	IQ Australia SC	IQSMAUST	44	0.6
JPP	SPDR Russ/Nom Prime JP	RNPRI	15	0.2
Europe				
VGK	Vanguard European	NDDUE15	$3,273	$51.0
EWG	iShares MSCI Germany	NDDUGR	3,240	79.0
EWU	iShares MSCI UK	NDDUUK	1,401	37.6
IEV	iShares S&P Europe 350	SPTR350N	1,393	13.7
EZU	iShares MSCI EMU	NDDUEMU	1,128	16.7
EWD	iShares MSCI Sweden	NDDUSW	645	12.8
EWL	iShares MSCI Switzerland	NDDUSZ	507	4.5
EWQ	iShares MSCI France	NDDUFR	374	8.4
EWP	iShares MSCI Spain	NDDUSP	298	19.5
EWN	iShares MSCI Netherl IMI	MIMUNETN	209	3.8
EWO	iShares MSCI Austria IMI	MIMUATAN	201	6.6
FEZ	SPDR EURO STOXX 50	SX5U	179	1.8
EWI	iShares MSCI Italy	NDDUIT	162	8.7
EIS	iShares MSCI Israel Capped	MISCNU	128	3.2
NORW	Global X FTSE Norway	NORWAY30	56	0.9
EWK	iShares MSCI Belgium IMI	MIMUBELN	52	2.6
FEU	SPDR STOXX 50	SX5P	39	0.2
GXF	Global X FTSE Nordic 30	N30X	33	0.5
ADRU	BLDRS Europe 100 ADR	BKTEUR	22	0.1
EKH	Europe 2001 HOLDRs	EKI	5	0.0
EIRL	iShares MSCI Irelnd Cap IMI	MXIE500I	4	0.1
GERJ	Market Vectors Germany SC	MVGERJTR	3	0.3
North America				
EWC	iShares MSCI Canada	NDDUCA	$6,512	$90.2
CNDA	IQ Canada SC	IQSMCANT	122	2.4
TSXV	GlbX SPTSX Venture 30 Can	VXTU	4	0.3
Emerging Markets – Global				
VWO	Vanguard Emerging Markets	NDUEEGF	$48,633	$909.1
EEM	iShares MSCI Emg Mkts	NDUEEGF	41,278	2,951.9
EWX	SPDR S&P Emerging SC	SPBMKSUP	662	13.3
ADRE	BLDRS EM 50 ADR	BKTEM	630	3.3
SCHE	Schwab Emg Markets Equity	FTAG01	440	5.5
GMM	SPDR S&P Emg Mkts	STBMEMU	231	1.6
FRN	Guggenheim Frontier Mkts	BKNFR	182	3.7
EEG	Emer Glob Sh DJ EM Titans	DJEEG	32	0.3
EWEM	Rydex MSCI EM EW	M2EFEWGT	21	0.2
EMVX	Global X Russell EM Value	RUREMCVT	3	0.1
EMGX	Global X Russell EM Growth	RUREMCGT	3	0.1

ETF & ETN Guide Q2 2011 | 4

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INTERNATIONAL (continued)				
Emerging Markets – Regional				
EWZ	iShares MSCI Brazil	NDUEBRAF	$13,477	$1,055.4
FXI	iShares FTSE China 25	XIN0I	8,456	731.2
EWY	iShares MSCI South Korea	MXKR	5,095	210.9
RSX	Market Vectors Russia	DXRPUS	4,047	133.2
EWT	iShares MSCI Taiwan	NDEUSTW	3,504	180.3
ILF	iShares S&P Latin Amer 40	SPTRL40N	2,694	89.1
EWW	iShares MSCI Mexico IMI	NDEUMXF	1,763	157.1
BKF	iShares MSCI BRIC	NDUEBRIC	1,246	9.9
BRF	Market Vectors Brazil SC	MVRIOTR	995	22.2
EWM	iShares MSCI Malaysia	NDDUMAF	953	32.6
ECH	iShares MSCI Chile IMI	MIMUCHLN	872	23.8
EEB	Guggenheim BRIC	BKBRIC	760	9.3
GMF	SPDR S&P EM Asia Pacific	STBMAEU	746	7.7
GXC	SPDR S&P China	SCRTCN	739	8.6
TUR	iShares MSCI Turkey	MIMUTURN	667	27.3
EZA	iShares MSCI South Africa	NDEUSSA	646	23.7
THD	iShares MSCI Thailand	MIMUTHAN	636	16.6
BIK	SPDR S&P BRIC 40	SPTRBRIC	584	3.5
PIN	PowerShares India	III	569	12.9
IDX	Market Vectors Indonesia	MVINDOTR	479	16.3
EPU	iShares MSCI All Peru	MXPECAPD	458	19.1
PGJ	PwrShr Golden Dragon China	HXC	443	2.6
HAO	Guggenheim China SC	ACNSC	390	7.3
GUR	SPDR S&P Emerging Europe	STBMEECQ	320	3.7
VNM	Market Vectors Vietnam	MVVNMTR	307	5.7
GML	SPDR S&P EM Lat Am	SCRTLA	234	3.8
INDY	iShares S&P India Nifty 50	BXTRNIFT	221	3.5
EPOL	iShares MSCI Poland IMI	MXPL	211	2.7
EIDO	iShares MSCI Indonesia IMI	MXIDIM	208	8.4
BICK	First Trust BICK	BIQ	192	1.4
FNI	First Trust ISE Chindia	ICK	171	1.5
GAF	SPDR S&P EM Middle East	STBMMEU	161	2.0
RBL	SPDR S&P Russia	SPCQXRUP	144	3.5
ERUS	iShares MSCI Russia Capped	MXRU500I	116	1.4
AFK	Market Vectors-Africa	DJAFKT	115	1.2
YAO	Guggenheim China All-Cap	ACNACTR	99	0.9
PLND	Market Vectors Poland	MVPLNDTR	70	1.8
SCIF	Market Vectors India SC	MVSCIFTR	70	2.0
GXG	Global X/Int FTSE Colombia	COLOM20	69	4.4
EGPT	Market Vectors Egypt Index	MVEGPTTR	65	2.4
FCHI	iShares FTSE China HK List	CH80	64	0.5
EWZS	iShares MSCI Brazil SC	MSLUBRZN	54	1.0
ESR	iShares MSCI EM East Eur	NDUEEMEE	41	0.5
SCIN	EM Glb Shrs INDXX India SC	ISCIN	37	0.7
BRAZ	Global X Brazil MC	SOLBRAZ	33	0.5
EPHE	iShares MSCI Philippines IMI	MIMUPHIN	32	1.0
LATM	Mkt Vect LatAm SC	MVLATMTR	29	0.6
PMNA	PwrShr MENA Frontier Cntry	QMEA	27	0.2
MCHI	iShares MSCI China	NDEUCHF	26	0.5
ECNS	iShares MSCI China SC	MSLUCHNN	25	0.5
MES	Market Vectors Gulf States	DJMEST	24	0.5
PEK	Market Vectors China	SHSZ300	23	1.3
SKOR	IQ South Korea SC	IQSMKORT	13	0.3
AND	Global X FTSE Andean 40	ANDEAN40	7	0.3
TWON	IQ Taiwan SC	IQSMTAIT	7	0.1
ARGT	Global X FTSE Argentina 20	ARG20	4	0.2
ASEA	Global X Asean 40	ASEAN40	2	0.1
COLX	Market Vectors Colombia	MVCOLXTR	2	0.1

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
LEVERAGED – EQUITIES				
FAS	Direxion Daily Finan Bull 3X	RGUSFL	$1,908	$744.4
SSO	ProShares Ultra S&P500	SPX	1,791	616.0
UYG	ProShares Ultra Financials	DJUSFN	1,275	180.5
QLD	ProShares Ultra QQQ	NDX	883	358.4
TNA	Direxion Daily SC Bull 3X	RTY	711	613.2
URE	ProShares Ultra RealEstate	DJUSRE	517	33.3
DIG	ProShares Ultra Oil & Gas	DJUSEN	444	60.2
UYM	ProShares Ultra Basic Mat	DJUSBM	385	54.8
ERX	Direxion Daily Ener Bull 3X	RGUSEL	373	134.0
DDM	ProShares Ultra Dow30	INDU	356	61.2
EDC	Direxion Daily EM Bull 3X	MXEF	342	82.1
UPRO	ProShares UltraPro SP500	SPX	322	144.7
BGU	Direxion Daily LC Bull 3X	RIY	313	93.5
UWM	ProShares Ultra R2000	RTY	289	78.3
TYH	Direxion Daily Tech Bull 3X	RGUSTL	260	36.7
TQQQ	ProShares UltraPro QQQ	NDX	197	44.1
MVV	ProShares Ultra SP 400	MID	172	16.2
ROM	ProShares Ultra Technology	DJUSTC	138	5.4
DRN	Direxion Daily RE Bull 3X	RMZ	133	36.8
SOXL	Direxion Semicond Bull 3X	SOX	127	18.1
RSU	Rydex 2X S&P 500	SPX	89	2.4
URTY	ProShares UltraPro R2000	RTY	70	16.4
CZM	Direxion Daily China 3X Bull	BKTCN	68	5.1
USD	ProShares Ultra Semicond	DJUSSC	65	4.2
MWJ	Direxion Daily MC Bull 3X	RMC	64	4.9
XPP	ProShares Ultra FTSE China	XINOU	61	4.0
UXI	ProShares Ultra Industrial	DJUSIN	60	1.5
EZJ	ProShares Ultra MSCI Japan	MXJP	47	2.1
SAA	ProShares Ultra S&P600	SML	47	1.8
UDOW	ProShares UltraPro Dow30	INDU	44	6.6
UMDD	ProShares UltraPro Mid400	MID	44	4.0
LBJ	Direxion Daily LatAm 3X Bull	SPTRL40N	42	2.8
DZK	Direxion Daily DM Bull 3X	MXEA	37	1.8
RXL	ProShares Ultra HealthCare	DJUSHC	36	0.7
EET	ProShares Ultra MSCI EM	MXEF	35	1.7
UKK	ProShares Ultra R2000 Gro	RUO	33	1.2
INDL	Direxion India Bull 2X	III	32	1.3
UVT	ProShares Ultra R2000 Val	RUJ	18	0.4
UKF	ProShares Ultra R1000 Gro	RLG	17	0.2
UGE	ProShares Ultra Cons Goods	DJUSNC	17	0.3
UBR	ProShares Ultra MSCI Braz	MXBR	17	0.8
UKW	ProShares Ultra RussMCGro	RDG	16	0.4
NUGT	Direxion Gld Mnrs Bull 2X	GDM	16	2.6
UVG	ProShares Ultra R1000 Val	RLV	15	0.1
UPW	ProShares Ultra Utilities	DJUSUT	13	0.3
UCC	ProShares Ultra Cons Svcs	DJUSCY	12	0.4
EFO	ProShares Ultra MSCI EAFE	MXEA	9	0.2
UVU	ProShares Ultra RussMCVal	RMV	9	0.1
LTL	ProShares Ultra Telecomm	DJSTEL	9	0.2
UWC	ProShares Ultra R3000	RAY	9	0.1
FCGL	Direxion Nat Gas Bull 2X	FUM	8	0.3
BIB	ProShr Ult Nasdaq Biotech	NBI	7	0.2
RETL	Direxion Retail Bull 2X	RU1SSRTL	6	0.2
KRU	ProShares Ult KBW Reg Bank	KRX	5	0.5
BRIL	Direxion BRIC Bull 2X	BKBRIC	5	0.2
UXJ	ProShr Ult MSCI Pac ex JP	MXPCJ	4	0.1
UPV	ProShr Ultra MSCI Europe	MXEU	4	0.1
UMX	ProShr Ultra MSCI Mex IMI	MZMXI	2	0.0

ETF & ETN Guide Q2 2011 | 5

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INVERSE – EQUITIES				
SDS	ProShares UltraShort SP500	SPX	$2,178	$637.1
SH	ProShares Short S&P500	SPX	1,484	101.1
QID	ProShares UltraShort QQQ	NDX	711	199.9
FAZ	Direxion Daily Finan Bear 3X	RGUSFL	668	372.4
TZA	Direxion Daily SC Bear 3X	RTY	653	431.3
TWM	ProShares UltSh R2000	RTY	442	103.7
DXD	ProShares UltraShort Dow30	INDU	323	39.7
SKF	ProShares UltSh Financials	DJUSFN	301	74.3
SPXU	ProShares UltPro Shrt SP500	SPX	299	107.0
RWM	ProShares Short R2000	RTY	290	20.6
PSQ	ProShares Short QQQ	NDX	249	23.6
DOG	ProShares Short Dow30	INDU	209	18.2
SRS	ProShares UltSh Real Est	DJUSRE	206	33.8
EUM	ProShares Short MSCI EM	MXEF	203	3.9
BGZ	Direxion Daily LC Bear 3X	RIY	185	55.5
FXP	ProShares UltSh FTSE China	FXTID	174	16.0
EEV	ProShares UltSh MSCI EM	MXEF	114	18.8
EDZ	Direxion Daily EM Bear 3X	MXEF	96	35.7
EFZ	ProShares Short MSCI EAFE	MXEA	92	3.4
SEF	ProShares Short Financials	DJUSFN	89	2.3
DUG	ProShares UltSh Oil & Gas	DJUSEN	87	26.8
SQQQ	ProShares UltraPro Shrt QQQ	NDX	72	22.8
ERY	Direxion Daily Ener Bear 3X	RGUSEL	71	31.9
SMN	ProShares UltSh Basic Mat	DJUSBM	66	15.6
EWV	ProShares UltSh MSCI Japan	MXJP	56	3.7
RSW	Rydex Inverse 2X S&P 500	SPX	54	2.5
SBB	ProShares Short S&P600	SML	50	0.9
TYP	Direxion Daily Tech Bear 3X	RGUSTL	46	9.6
EPV	ProShares UltSh MSCI Eur	MXEU	39	2.9
DRV	Direxion Daily RE Bear 3X	RMZ	38	11.9
SRTY	ProShares UltraPro Shrt R2	RTY	38	6.2
SSG	ProShares UltSh Semicond	DJUSSC	36	2.4
SDOW	ProShares UltraPro Shrt D30	INDU	28	4.5
MZZ	ProShares UltraSh SP 400	MID	28	3.3
SOXS	Direxion Semicond Bear 3X	SOX	23	5.4
MYY	ProShares Short SP 400	MID	23	1.0
KRS	ProShares Short KBW Reg Bk	KRX	23	0.9
REW	ProShares UltSh Technology	DJUSTC	20	1.4
BZQ	ProShares UltSh MSCI Brazil	MXBR	16	1.6
REK	ProShares Shrt Real Estate	DJUSRE	15	0.4
SDD	ProShares UltraShort SP600	SML	15	0.6
SCC	ProShares UltSh Cons Svcs	DJUSCY	15	0.5
DPK	Direxion Daily DM Bear 3X	MXEA	13	1.8
EFU	ProShares UltSh MSCI EAFE	MXEA	12	0.7
MWN	Direxion Daily MC Bear 3X	RMC	12	0.8
SKK	ProShares UltSh R2000 Gro	RUO	11	0.4
YXI	ProShares Shrt FTSE China	XINOU	10	0.3
CZI	Direxion Daily China 3X Bear	BKTCN	9	0.8
DDG	ProShares Short Oil & Gas	DJUSEN	8	0.2
SZK	ProShares UltSh Cons Good	DJUSNC	8	0.2
DUST	Direxion Gld Mnrs Bear 2X	GDM	7	2.9
SIJ	ProShares UltSh Industrial	DJUSIN	7	0.2
JPX	ProShares UltSh MSCI PxJP	MXPCJ	7	0.1
SJH	ProShares UltSh R2000 Val	RUJ	6	0.2
SFK	ProShares UltSh R1000 Gro	RLG	5	0.1
SDP	ProShares UltSh Utilities	DJUSUT	5	0.2
SMDD	ProShares UltraPro Shrt SP4	MID	4	0.7
INDZ	Direxion DIndia Bear 2X	III	4	0.2
RXD	ProShares UltSh HealthCare	DJUSHC	4	0.1
SBM	ProShares Shrt Basic Mat	DJUSBM	3	0.1
LHB	Direxion Daily LatAm 3X Bear	SPTRL40N	3	0.3
SDK	ProShares UltSh RussMCGr	RDG	3	0.1
TLL	ProShares UltSh Telecomm	DJSTEL	2	0.1
RETS	Direxion Retail Bear 2X	RU15SRTL	2	0.2
SMK	ProShares UltSh MSCI Mex	MZMXI	2	0.1
BRIS	Direxion BRIC Bear 2X	BKBRIC	2	0.0
SJF	ProShares UltSh R1000 Val	RLV	2	0.1
BIS	ProShr UltShrt Nsdq Biotech	NBI	2	0.1
SJL	ProShares UltSh RussMCVa	RMV	2	0.0
FCGS	Direxion Nat Gas Bear 2X	FUM	2	0.1
TWQ	ProShares UltraShort R3000	RAY	1	0.1

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
DIVIDEND				
Domestic				
DVY	iShares DJ Select Dividend	DJDVY	$6,105	$34.2
VIG	Vanguard Div Appreciation	DVG	5,971	37.2
SDY	SPDR S&P Dividend	SPHYDA	5,527	44.7
VYM	Vanguard High Div Yield	FTYLD	1,295	7.8
DLN	WisdomTree LC Div	WTLDITR	626	3.9
CVY	Guggenheim Multi-Asset	ZAXYH	469	3.6
DTN	WisdomTree Dividend ex Fin	WTDXFTR	348	3.1
DON	WisdomTree MC Div	WTMDITR	256	1.4
FVD	First Trust Value Line Div	VLFVD	254	1.3
DES	WisdomTree SC Div	WTSDITR	246	1.3
PFM	PowerShares Div Achievers	DAAX	213	1.5
PEY	PowerShares HY Equity Div	DAY	197	1.4
DHS	WisdomTree Equity Income	WTHYE	179	2.0
FDL	First Trust Mrngstr Div	MDL	172	1.3
DTD	WisdomTree Total Dividend	WTDITR	171	0.7
LVL	Guggenheim S&P Glb Div	SPGTGDO	33	0.5
HDV	iShares High Div Equity	MDYFT	15	3.1
International				
DEM	WisdomTree EM Equity	WTEMHYTR	$1,400	$13.2
DGS	WisdomTree EM SC Div	WTEMSCTR	954	11.6
PID	PowerShares Internat Div	DAT	529	2.3
IDV	iShares DJ EPAC Select Div	DJEPCSDT	495	6.3
DXJ	WisdomTree Japan Hedge Div	WTIDJTRH	493	6.7
DLS	WisdomTree Intl SC Div	WTIDSCTR	476	1.5
DWM	WisdomTree DEFA	WTIDFATR	468	1.4
DWX	SPDR S&P Intl Dividend	SPGTDOU	436	3.7
DFJ	WisdomTree Japan SC Div	WTIDJSTR	220	3.1
DOL	WisdomTree Intl LC Div	WTIDLCTR	169	0.9
DIM	WisdomTree Intl MC Div	WTIDMCTR	158	0.6
DOO	WisdomTree Intl Div	WTIDXFTR	155	1.8
DTH	WisdomTree DEFA Eqty Inc	WTIDHYTR	136	0.5
FGD	First Trust DJ Glb Sel Div	DJGSD	115	1.2
HGI	Guggenheim Internat Multi	ZAXIH	99	0.5
DND	WisdomTree Pac ex JP Div	WTIDPTR	91	0.5
DNH	WisdomTree Pac ex JP Eqty	WTIDPHYT	82	0.6
DEW	WisdomTree Global Equity	WTGDHYTR	81	0.6
DNL	WisdomTree World ex US Gro	WTGDXGTR	51	0.4
DFE	WisdomTree Europe SC Div	WTIDESTR	30	0.3
HEDJ	WisdomTree Intl Hedge Eqty	WTIDFTRH	22	0.2
GULF	WisdomTree Middle East Div	WTEMMETR	20	0.3
EDIV	SPDR S&P EM Dividend	SPGTEDUN	19	0.9
FDD	First Trust STOXX EUSelDiv	SD3L	11	0.1

ETF & ETN Guide Q2 2011 | 6

EXCHANGE TRADED FUNDS (ETFs) FICC

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
FIXED INCOME				
US Credit				
LQD	iShares iBoxx Invtmt Grade	IBOXIG	$12,964	$122.2
HYG	iShares iBoxx$ HY Corp	IBOXHY	8,707	100.6
CSJ	iShares BC 1-3 Year Credit	LD01TRUU	7,912	50.3
JNK	SPDR BC High Yield Bond	LHVLTRUU	7,385	113.9
CIU	iShares BC Interm Credit	LUICTRUU	3,287	22.8
VCSH	Vanguard ST Corporate	na	1,420	12.1
CFT	iShares BC Credit Bond	LUCRTRUU	800	6.3
PHB	PowerShares Fund HY Corp	RAFIHY	465	5.3
VCIT	Vanguard Interm Corporate	na	409	5.0
SCPB	SPDR BC Short Term Corp	LF99TRUU	336	3.1
ITR	SPDR BC Interm Credit	LUICTRUU	154	1.4
VCLT	Vanguard LT Corporate	na	84	0.9
CORP	PIMCO Invest Grade Corp Bd	C0A0	81	0.8
BSCD	Guggenheim BulletShr '13 Bd	BSCBD	53	0.5
BSCC	Guggenheim BulletShr '12 Bd	BSCBC	49	0.4
BSCH	Guggenheim BulletShr '17 Bd	BSCBH	38	0.6
BSCE	Guggenheim BulletShr '14 Bd	BSCBE	34	0.3
BSCB	Guggenheim BulletShr '11 Bd	BSCBB	32	0.4
BSCF	Guggenheim BulletShr '15 Bd	BSCBF	28	0.2
LWC	SPDR BC LT Credit	LULCTRUU	28	0.3
BSJD	Guggenheim BulltShr '13 HY	BSJKD	23	0.5
BSCG	Guggenheim BulletShr '16 Bd	BSCBG	22	0.2
CLY	iShares 10+Yr Credit	B9A0	21	0.3
BSJC	Guggenheim BulltShr '12 HY	BSJKC	20	0.5
CBND	SPDR BC Issuer Scored CB	ISCUTRUU	12	0.2
BSJE	Guggenheim BulltShr '14 HY	BSJKE	10	0.3
BSJF	Guggenheim BulltShr '15 HY	BSJKF	8	0.2
US Government				
TIP	iShares BC TIPS	LBUTTRUU	$19,983	$89.3
SHY	iShares BC 1-3 Year Treas	LT01TRUU	7,784	83.9
SHV	iShares BC Short Treasury	LT12TRUU	4,277	26.9
TLT	iShares BC 20+ Year Treas	LT11TRUU	2,834	975.7
IEF	iShares BC 7-10 Year Treas	LT09TRUU	2,802	87.1
IEI	iShares BC 3-7 Year Treas	LT13TRUU	1,354	14.2
STPZ	PIMCO 1-5 Year US TIPS	GVQI	1,074	8.3
BIL	SPDR BC 1-3 Month T-Bill	LD12TRUU	766	22.0
IPE	SPDR Barclays Capital TIPS	BCIT1T	409	2.7
PLW	PwrShrs 1-30 Ladder Treas	MRTSYA	279	0.7
LTPZ	PIMCO 15+ Year US TIPS	G8QI	258	2.2
ITE	SPDR BC Interm Treasury	LT08TRUU	204	1.3
TLH	iShares BC 10-20 Yr Treas	LT10TRUU	187	5.0
SCHP	Schwab US TIPs	na	144	2.1
VGSH	Vanguard ST Govt	na	121	1.1
EDV	Vanguard Extend Dur Treas	na	107	2.0
TUZ	PIMCO 1-3 Yr US Treas	G1O2	106	0.7
STIP	iShares BC 0-5 Yr TIPS Bnd	LTPSTRUU	92	1.5
SCHO	Schwab Short-Term US Treas	na	80	1.1
TIPZ	PIMCO Broad US TIPS	G0QI	45	0.3
SCHR	Schwab Inter-Term US Treas	na	39	0.7
ZROZ	PIMCO 25+Yr Zero Coup US	STPL	38	1.6
VGIT	Vanguard Interm Govt	na	33	0.4
TLO	SPDR BC Long-Term Treas	LUTLTRUU	27	0.5
VGLT	Vanguard LT Govt	na	26	1.0
FIVZ	PIMCO 3-7 Yr US Treasury	G3OC	20	0.5
TRSY	PIMCO Broad US Treasury	G0QL	10	0.0
TENZ	PIMCO 7-15 Year US Treas	G8OC	8	0.1

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
FIXED INCOME (continued)				
Aggregate & Other				
AGG	iShares BC Aggregate Bond	LBUSTRUU	$10,832	$85.6
BND	Vanguard Total Bond Market	LBUSTRUU	9,293	65.2
BSV	Vanguard Short-Term Bond	LD04TRUU	6,086	44.3
MBB	iShares BC MBS	LD10TRUU	2,587	16.9
BIV	Vanguard Interm Bond	LD03TRUU	1,883	14.2
CWB	SPDR BC Convertible Bond	na	843	9.2
BAB	PowerShares Build America	BABS	668	6.5
GVI	iShares BC Interm Gov/Cred	LF97TRUU	537	2.9
AGZ	iShares BC Agency Bond	LUAASIUU	371	3.5
BLV	Vanguard Long-Term Bond	LGCSTRUU	332	4.0
LAG	SPDR BC Aggregate Bond	LBUSTRUU	221	2.0
ALD	WisdomTree Asia Local Debt	na	205	13.2
GBF	iShares BC Govemt/Credit	LUGCTRUU	106	0.7
BKLN	PwrShr Senior Loan Portfol	SPBDLLB	86	4.2
VMBS	Vanguard MBS	na	50	0.3
BABS	SPDR Nuveen BC Build Amer	LBABTRUU	34	0.4
MBG	SPDR BC MBS	LUMSTRUU	29	0.2
GLJ	iShares 10+Yr Govt/Credit	B9A0	20	0.3
UBD	Claymore/Dorch CM Bond	CPMKTB	5	0.0
ULQ	Claymore Micro-Term FI	CPMKTL	5	0.0
GMTB	Grail McDonnell Core Taxable	na	2	0.0
International				
EMB	iShares JPM USD EM Bond	JPEICORE	$2,471	$27.2
BWX	SPDR BC Internat Treas	LTXUTRUU	1,459	10.7
WIP	SPDR DB Int Gov Infl Prot	DBLNDILS	1,191	7.6
PCY	PwrShrs EM Sovereign Debt	DBLQBLTR	975	13.2
ELD	WisdomTree EM Local Debt	na	828	9.5
EMLC	Market Vectors EM Local Curr	GBIEMCOR	322	3.7
IGOV	iShares SP/Citi Intl Treas	SPBDXIUTR	220	1.4
BWZ	SPDR BC ST Intl Treasury	LGT3TRUU	213	1.5
ISHG	iShares SP/Citi 1-3 Intl Tre	SPBDXIU3T	130	0.7
PICB	PwrShr Intl Corp Bond	SPBDICBT	46	0.7
IBND	SPDR BC Intl Corp Bond	BG1BTRUU	24	0.3
EBND	SPDR BC EM Local Bond	BLCDTRUU	10	0.5
Municipal				
MUB	iShares S&P Natl AMT-Free	SPMUNUST	$1,953	$24.6
SHM	SPDR Nuveen BC ShrtTrm Muni	LMM1TR	1,258	9.6
TFI	SPDR Nuveen BC Muni Bond	LMMITR	823	5.9
PZA	PwrShrs Insured Natl Muni	UPCM	474	5.6
PVI	PwrShrs VRDO Tax Fr Wkly	BBUSVWFT	452	5.0
SUB	iShares S&P STNatlAMT-Fr	SPMUSYRT	410	3.4
ITM	Market Vectors Interm Muni	LMT2TR	209	1.9
HYD	Market Vectors HY Muni	LMEHTR	200	2.6
CMF	iShares S&P CA AMT-Free	SPMUNCAT	196	1.3
SMB	Market Vectors Short Muni	LMT1TR	93	0.7
MUNI	PIMCO Intermediate Muni	na	83	0.8
NYF	iShares S&P NY AMT-Free	SPMUNNYT	77	0.6
CXA	SPDR Nuveen BC Calif Muni	LMM2TR	70	0.6
MLN	Market Vectors Long Muni	LMT3TR	51	0.6
PZT	PwrShrs Insured NY Muni	UPNY	37	0.2
PRB	Market Vectors Pre-Ref Muni	LMPETR	37	0.2
PWZ	PwrShrs Insured CA Muni	UPCC	34	0.4
MUAA	iShares 2012 S&P AMT-Free	SPMUS12T	30	0.2
MUAB	iShares 2013 S&P AMT-Free	SPMUS13T	30	0.2
MUAD	iShares 2015 S&P AMT-Free	SPMUS15T	26	0.2
INY	SPDR Nuveen BC NY Muni	LMM3TR	26	0.1
MUAC	iShares 2014 S&P AMT-Free	SPMUS14T	25	0.1
MUAF	iShares 2017 S&P AMT-Free	SPMUS17T	23	0.1
MUAE	iShares 2016 S&P AMT-Free	SPMUS16T	20	0.1
VRD	SPDR Nuveen S&P VRDO Muni	SPMUVRDO	9	0.1
GMMB	Grail McDonnell Interm Muni	na	2	0.0

ETF & ETN Guide Q2 2011 | 7

EXCHANGE TRADED FUNDS (ETFs) FICC

Ticker Name Underlying Assets Avg Vol

Index($MM) ($MM)

COMMODITIES

GLD SPDR Gold Shares GOLDLNPM $57,241 $2,068.0

SLV iShares Silver Trust SLVRLN 14,561 868.7

DBC PowerShares DB Commodity DBLCIX 6,617 59.7

IAU iShares Gold Trust GOLDS 6,276 63.9

DBA PowerShares DB Agriculture DBAGIX 4,028 89.1

UNG United States Natural Gas NGUSHHUB 2,156 152.9

GSG iShares S&P GSCI Comm SPGSCITR 2,028 19.5

USO United States Oil USCRWTIC 1,685 474.8

SGOL ETFS Gold Trust GOLDLNPM 1,316 17.6

GCC GreenHaven Commodity CCITR 838 7.0

PALL ETFS Palladium Trust PLDMLNPM 826 21.3

PPLT ETFS Platinum Trust PLTMLNPM 788 13.1

SIVR ETFS Silver Trust SLVRLN 763 14.6

DBO PowerShares DB Oil DBOLIX 688 14.9

DBB PowerShares DB Base Met DBBMIX 655 7.8

USCI US Commodity Index SDCITR 463 5.4

DBS PowerShares DB Silver DBSLIX 453 5.3

DBP PwrShrs DB Precious Metals DBPMIX 359 5.1

USL United States 12 Month Oil CLA 283 3.8

DGL PowerShares DB Gold DGLDIX 267 3.2

DBE PowerShares DB Energy DBENIX 240 3.9

GLTR ETFS Physical Prec Metal na 239 5.3

CRBQ Jefferies TR/J CRB GlbComm CRBQX 165 1.4

UGA United States Gasoline XBA 161 3.0

CORN Teucrium Corn Fund TCORN 84 3.9

WITE ETFS White Metals Basket na 80 1.9

AGOL ETFS Asian Gold Trust na 59 0.5

BNO United States Brent Oil Fd na 57 2.5

UNL US 12 Month Natl Gas na 39 1.0

UHN United States Heating Oil HOA 11 0.2

CRUD Teucrium Crude Oil Fund na 5 0.4

NAGS Teucrium Natural Gas Fund TNAGS 2 0.1

CURRENCIES

UUP PowerShares DB USD Bull USDUPX $857 $89.7

FXA CurrencyShares AUD AUD 746 18.0

FXC CurrencyShares CAD CAD 723 16.4

CYB WisdomTree Dreyfus CNY CNY 627 5.9

FXF CurrencyShares CHF CHF 546 12.0

CEW WisdomTree EM Curr na 489 5.0

DBV PwrShrs DB G10 Curr DBCFHX 372 4.2

FXE CurrencyShares Euro EUR 323 180.2

FXY CurrencyShares JPY JPY 187 30.1

BZF WisdomTree Dreyfus BRL BRL 177 2.9

UDN PowerShares DB USD Bear USDDNX 159 5.3

FXB CurrencyShares GBP GBP 138 10.3

CCX WisdTree Dreyfus Comm Curr na 134 1.6

FXS CurrencyShares SEK SEK 103 1.9

ICN WisdomTree Dreyfus INR INR 27 0.4

BNZ WisdomTree Dreyfus NZD NZD 26 0.5

FXM CurrencyShares MXP MXP 26 0.4

SZR WisdomTree Dreyfus ZAR ZAR 12 0.2

XRU CurrencyShares RUB RUB 9 0.1

JYF WisdomTree Dreyfus JPY JPY 6 0.1

EU WisdomTree Dreyfus EUR EUR 5 0.1

Ticker Name Underlying Assets Avg Vol

Index($MM) ($MM)

LEVERAGED – FICC

AGQ ProShares Ultra Silver SLVRLN $1,221 $184.4

UGL ProShares Ultra Gold GOLDLNPM 259 17.7

UCO ProShares Ult DJ-UBS Oil DJUBSCL 250 79.8

TMF Direxion 20Y+ Treas Bull 3X AXTWEN 31 6.1

UCD ProShares Ult DJ-UBSComm DJUBS 22 0.4

UBT ProShares Ultra 20+ Treas LT11TRUU 22 3.9

TYD Direxion 7-10Y Tres Bull 3X AXSVTN 10 1.6

ULE ProShares Ultra Euro EUR 9 0.4

UST ProShares Ultra 7-10 Treas LT09TRUU 8 0.2

YCL ProShares Ultra Yen JPY 3 0.3

LBND PwrShrs DB 3X Lng 25+ Trea DBBNDL 3 0.0

INVERSE – FICC

TBT ProShares UltSh 20+ Treas LT11TRUU $6,330 $547.1

TBF ProShares Short 20+ Treas LT11TRUU 1,016 19.3

TMV Direxion 20Y+ Treas Bear 3X AXTWEN 525 46.4

PST ProShares UltSh 7-10 Treas LT09TRUU 505 9.7

YCS ProShares UltraSh Yen JPY 381 14.7

EUO ProShares UltraSh Euro EUR 376 31.2

SCO ProShares UltSh DJ-UBS Oil DJUBSCL 203 36.3

ZSL ProShares UltSh Silver SLVRLN 114 43.0

GLL ProShares UltraSh Gold GOLDLNPM 78 9.2

TYO Direxion 7-10Y Tres Bear 3X AXSVTN 77 1.9

SBND PwrShr DB 3X Shrt 25+ Treas DBBNDS 21 0.4

DNO United States Short Oil na 7 0.7

SJB ProShares Short High Yield IBOXHY 6 1.5

CMD ProShrs UltSh DJ-UBSComm DJUBS 5 0.1

TYBS Direxion 20+ Yr Treas Bear AXTWEN 4 0.2

TBX ProShares Short 7-10 Treas LT09TRUU 4 0.3

TYNS Direxion 7-10 Yr Treas Bear AXSVTN 4 0.6

TBZ ProShr UltShrt 3-7 Treas LT13TRUU 4 0.3

SAGG Direxion Ttl Bnd Mkt Bear LBUSTRUU 4 1.7

IGS PrShr Shrt Invt Grade Corp IBOXIG 4 0.8

[GRAPHIC APPEARS HERE]

TPS ProShares UltraShort TIPS LBUTTRUU 4 0.3

ETF & ETN Guide Q2 2011 8

EXCHANGE TRADED FUNDS (ETFs) SPECIALTY

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
ACTIVE				
MINT	PIMCO Enhan Short Matur	SBMMTB3	$1,000	$13.5
GTAA	Cambria Global Tactical	na	151	2.4
ALT	iShares Diversified Alt	na	128	1.4
WDTI	WisdomTree Mng'd Fut Strat	na	84	1.9
HDGE	The Active Bear	na	40	2.8
PQY	PwrShrs Active AlphaQ	na	34	0.2
BABZ	PIMCO Build Amer Bd Strat	LBABTRUU	31	0.4
SMMU	PIMCO Short Term Muni Bon	na	28	0.2
HYLD	Peritus High Yield	na	26	0.4
PAO	PwrShrs Rvrfmt Tact Bal Gr	RTBGA	24	0.2
PCA	PwrShrs Rvrfmt Tact Gr&Inc	RTGIA	22	0.2
PSR	PwrShrs Active US RE	FNER	19	0.2
GRV	Mars Hill Glb Relative Val	MXWO	17	0.3
ONEF	One Fund	na	13	0.2
RWG	RP Focused LC Growth	na	12	0.1
PLK	PwrShrs Active Low Durat	na	11	0.1
PTO	PwrShrs Ibbotson Alt Compl	RTGIA	9	0.1
AADR	WCM/BNY Mellon Focs Gro ADR	na	9	0.1
PMA	PwrShrs Active Mega-Cap	na	5	0.0
RPX	RP Growth	na	5	0.0
PQZ	PwrShrs Active Multi Cap	na	3	0.1
GVT	Grail Amer Beacon LC Value	RIY	2	0.0
FUNDAMENTAL				
EPI	WisdomTree India Earnings	WTIND	$1,481	$69.5
PRF	PowerShares FR US 1000	FR10	1,166	4.2
PXH	PwrShrs FTSE RAFI EM	FREM	567	2.9
PRFZ	PowerShares FR US 1500	FR15US	403	2.7
PXF	PowerShares FR DM ex US	FRX1X	261	1.6
RWL	RevenueShares Large Cap	na	220	1.2
RWK	RevenueShares Mid Cap	na	155	1.0
EES	WisdomTree SC Earnings	WTSEITR	133	1.0
RWJ	RevenueShares SC	na	129	0.9
EZM	WisdomTree MC Earnings	WTMEITR	106	0.9
PDN	PwrShr FR DM ex US SmMid	FRSDXUS	77	1.5
PAF	PwrShrs FR Asia Pac ex JP	FRDAPXJ	74	0.5
EPS	WisdomTree Earnings 500	WTEPSTR	64	0.4
RTR	RevenueShares ADR	SPADR	63	0.4
EXT	WisdomTree Total Earnings	WTEI	54	0.4
EZY	WisdomTree LC Value	WTEILVTR	26	0.1
ROI	WisdomTree LC Growth	WTLGITR	25	0.1
LIFE CYCLE & ALLOCATION				
AOR	iShares S&P Growth Alloc	SPTGGUT	$104	$0.6
AOM	iShares S&P Moderate Alloc	SPTGMUT	93	0.5
AOA	iShares S&P Aggress Alloc	SPTGAUT	77	0.5
AOK	iShares S&P Cons Alloc	SPTGCUT	50	0.4
TDH	TDX Independence 2020	TDAXTW	37	0.1
TDN	TDX Independence 2030	TDAXTH	34	0.1
TDV	TDX Independence 2040	TDAXFO	34	0.1
TDX	TDX Independence In-Target	TDAXIT	15	0.0
TZG	iShares S&P Target 2020	SPTGT20T	15	0.1
TZV	iShares S&P Target 2040	SPTGT40T	14	0.1
TDD	TDX Independence 2010	TDAXTN	14	0.0
TZL	iShares S&P Target 2030	SPTGT30T	12	0.1
TZI	iShares S&P Target 2025	SPTGT25T	12	0.1
TZE	iShares S&P Target 2015	SPTGT15T	10	0.1
TZO	iShares S&P Target 2035	SPTGT35T	7	0.0
TGR	iShares S&P Target Retir	SPTGRIT	6	0.1
TZD	iShares S&P Target 2010	SPTGT10T	5	0.0
LONG/SHORT				
CSM	ProShares CS 130/30	CS13030	$98	$1.2
RALS	ProShares RAFI Long/Short	RAFILS	13	0.3
FOL	FctrShr 2X Oil Bll/SP5 Br	SPCOESTR	6	2.7
FSU	FctrShr 2X SP5 Bll/USD Br	SPNUSDTR	5	0.2
FSE	FctrShr 2X SP5 Bll/TBnd Br	SPUSERPT	5	0.2
FSG	FctrShr 2X Gld Bll/SP5 Br	SPGDESTR	5	1.0
FSA	FctrShr 2X TBnd Bll/SP5 Br	na	5	0.2

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
QUANTITATIVE				
PWV	PowerShares Dyn LC Val	ILW	$410	$1.9
PDP	PwrShrs Technical Leaders	na	409	4.2
PIE	PwrShrs EM Technical Lead	DWATRDM	310	6.0
FEX	First Trust LC AlphaDEX	DEFILCCI	232	2.2
FNX	First Trust MC AlphaDEX	DEFIMCCI	226	2.1
PWB	PowerShares Dyn LC Gro	ILH	189	0.8
PWC	PowerShares Dyn Market	DYI	185	0.6
NFO	Guggenheim Insider Sent	SBRIN	166	1.5
FTA	First Trust LCVal AlphaDEX	DEFILVOI	142	1.1
PIZ	PwrShrs DM Tech Lead	DWATRDM	136	2.4
QAI	IQ Hedge Multi-Strategy	IQHGMST	127	1.3
FTC	First Trust LCGro AlphaDex	DEFILGOI	127	1.2
PWJ	PowerShares Dyn MC Gro	ILJ	126	0.7
FYX	First Trust SC AlphaDEX	DEFISCCI	119	1.1
FVL	First Trust Value Line 100	VLFVL	113	0.8
PIV	PowerShares SP500 High Qual	SPXQRUT	109	0.9
PWT	PowerShares Dyn SC Gro	ILK	94	0.8
RYJ	Guggenheim RJ SB-1 Equity	RJSBI	77	0.3
GRES	IQ Global Resources	IQGREST	74	0.8
PWY	PowerShares Dyn SC Val	ILZ	71	0.2
PKW	PowerShares Buyback	DRBX	42	0.1
PWP	PowerShares Dyn MC Val	ILP	40	0.1
FDV	First Trust Strat Valu	CSVUS	40	0.2
PJF	PowerShares Dyn LC	IEB	35	0.1
FAB	First Trust MultiCap Value	DEFIMCVI	31	0.3
PFA	PwrShrs Dyn DM Intl Opport	QSGDEV	30	0.2
MCRO	IQ Hedge Macro Tracker	IQHGMAT	28	0.2
PIQ	PwrShrs Dyn MagniQuant	DYH	28	0.0
FAD	First Trust MultiCap Gro	DEFIMCGI	28	0.3
DEF	Guggenheim Defensive	SBRDE	26	0.2
PJG	PowerShares Dyn MC	IEX	22	0.1
XRO	Guggenheim Sect Rotat	ZAXSR	21	0.2
DENT	Dent Tactical	na	20	0.2
PYH	PwrShrs MStar StkInvst Core	VLINRX	19	0.1
PJM	PowerShares Dyn SC	IEY	18	0.1
CZA	Guggenheim MC Core	ZAXMC	16	0.2
JCO	JETS Contrarian Opportunity	DJCNTRA	15	0.3
RWV	RevShrs Navellier A-100	na	10	0.1
FVI	First Trust VL Eqty Alloc	VLFVI	7	0.1
OTHER				
PFF	iShares S&P US Preferred	SPPREF	$7,209	$53.2
PGF	PwrShrs Finan Preferred	WHPSF	1,824	9.4
PGX	PowerShares Preferred	P0P2	1,401	6.7
AMLP	Alerian MLP	AMZI	974	10.5
PSP	PwrShr Listed Private Eqty	GLPEXU	458	2.6
PCEF	PowerShares CEF Income	CEFX	210	1.7
KLD	iShares MSCI USA EGS Sel So	TFSSIU	163	0.5
DSI	iShares MSCI KLD 400 Social	TKLD400U	153	0.5
PBP	PwrShrs S&P 500 BuyWrite	BXM	120	1.1
PSK	SPDR Wells Fargo Preferred	WAGG	109	1.2
EQL	ALPS Equal Sector Weight	na	54	0.6
PWO	PowerShares Dyn OTC	DYO	39	0.1
VIXY	ProShares VIX ShTrm Fut	SPVXSPID	34	4.9
MNA	IQ Merger Arbitrage	IQMNAT	23	0.3
OTP	Guggenheim OceanTomoPatent	OTPAT	20	0.1
FPX	First Trust US IPO	IPXO	19	0.1
CSD	Guggenheim Spin-Off	CLRSO	14	0.1
CPI	IQ Real Return	IQHGCPIT	14	0.1
VIXM	ProShares VIX MdTrm Fut	SPVXMPID	7	0.9
OTR	Guggenheim OceanTomo Gro	OTPATG	6	0.1
FCV	FaithShares Catholic	GPFS01	3	0.0
FOC	FaithShares Christian	GPFS05	3	0.0
NASI	Pax MSCI N Amer ESG	NASI	3	0.0
EAPS	Pax MSCI EAFE ESG	TFAPESU	3	0.0
FMV	FaithShares Methodist	GPFS03	2	0.0
FZB	FaithShares Baptist	GPFS02	2	0.0
FKL	FaithShares Lutheran	GPFS04	2	0.0

ETF & ETN Guide Q2 2011 | 9

EXCHANGE TRADED NOTES (ETNs) ETNs

Ticker	Name	Underlying Index	$ Issued ($MM)	Avg Vol ($MM)
COMMODITIES				
General				
DJP	iPath DJ UBS Commodity	DJUBSTR	$3,388	$21.4
RJI	Elements Rogers Commod	ROGRTR	954	5.6
UCI	E-Tracs CMCI Commodity	CMCITR	164	0.5
GSP	iPath GSCI Total Return	SPGSCITR	132	0.8
GSC	GS Connect S&P GSCI Enh	SPGSESTR	84	0.5
LSC	Elements S&PComdtyTrends	SPTICTR	83	0.4
DJCI	E-Tracs DJ/UBS Commodity	DJUBSTR	27	0.2
DPU	PwrShrs DB Commod Lg	DBLCIX	8	0.0
Specific				
OIL	iPath Goldman Sachs Oil	SPGSCLTR	$774	$25.6
RJA	Elements Rogers Agricult	ROGRAGTR	745	9.8
JJA	iPath DJ UBS Agriculture	DJUBAGTR	434	5.8
JJG	iPath DJ UBS Grains	DJUBGRTR	368	11.2
BAL	iPath DJ UBS Cotton	DJUBCTTR	290	9.2
JJC	iPath DJ UBS Copper	DJUBHGTR	232	12.7
JJT	iPath DJ UBS Tin	DJUBSNTR	208	2.6
JJS	iPath DJ UBS Softs	DJUBSOTR	190	4.6
GAZ	iPath DJ UBS Natural Gas	DJUBNGTR	131	1.8
COW	iPath DJ UBS Livestock	DJUBLITR	111	2.9
JJM	iPath DJ UBS Industrial	DJUBINTR	102	0.9
RJN	Elements Rogers Energy	ROGRENTR	100	0.8
RJZ	Elements Rogers Metals	ROGRIMTR	86	0.9
PGM	iPath DJ UBS Platinum	DJUBPLTR	69	0.7
SGG	iPath DJ UBS Sugar	DJUBSBTR	61	7.5
JO	iPath DJ UBS Coffee	DJUBKCTR	54	2.0
PTM	E-Tracs UBS Long Platinum	CTPLTR	53	0.5
FUD	E-Tracs CMCI Food	CMFOTR	44	0.5
JJP	iPath DJ UBS Precious Met	DJUBPRTR	41	0.5
GRU	Elements MLCX Grains	MLCXGRTR	33	0.8
OLO	PowerShares DB Oil Long	DBOLIX	28	0.4
JJE	iPath DJ UBS Energy	DJUBENTR	25	0.2
NIB	iPath DJ UBS Cocoa	DJUBCCTR	24	1.1
JJN	iPath DJ UBS Nickel	DJUBNITR	22	0.5
UAG	E-Tracs CMCI Agriculture	CMAGTR	16	0.3
AGF	PowerShares DB Agr Long	DBLCYEAG	10	0.2
JJU	iPath DJ UBS Aluminum	DJUBALTR	10	0.2
USV	E-Tracs CMCI Silver	CTSITR	9	0.1
UBG	E-Tracs CMCI Gold	CTGCTR	7	0.0
LD	iPath DJ UBS Lead	DJUBPBTR	7	0.1
UBM	E-Tracs CMCI Ind Metals	CMIMTR	7	0.0
UBC	E-Tracs CMCI Livestock	CMLVTR	5	0.0
GRN	iPath Global Carbon	BXIIGCUT	4	0.0
UBN	E-Tracs CMCI Energy	CMENTR	4	0.0
FUE	Elements MLCX Biofuels	MLCXBXTR	3	0.1
BDG	PwrShrs DB Base Met Lg	DBBMIX	2	0.0
CURRENCIES				
CNY	Market Vectors Renminbi	SPCBCNY	$98	$1.3
ICI	iPath Optimized Curr Carry	BXIICIUS	27	0.2
AYT	Barclays GEMS Asia-8	BXIIGMA8	17	0.2
JYN	iPath JPY/USD	JPY	14	0.2
INR	Market Vectors-Rupee/USD	SPCBINR	8	0.1
ERO	iPath EUR/USD	EUR	7	0.1
GBB	iPath GBP/USD	GBP	5	0.1
PGD	Barclays Asian & Gulf Curr	BXIIGEMP	4	0.0
JEM	Barclays GEMS	BXIIGEM1	4	0.0
LEVERAGED/INVERSE				
DGP	PwrShrs DB Gold Dbl Lg	DGLDIX	$517	$30.2
DTO	PowerShares DB Oil Dbl Sh	DBRCL	240	23.6
DAG	PowerShares DB Agr Dbl Lg	DBLCYEAG	139	7.3
DTYS	iPath US Treas 10-YR Bear	BXIITETY	103	1.3
MLPL	ETRACS UBS 2X Lng MLP	AMZI	85	0.9
DZZ	PwrShrs DB Gold Dbl Sh	DGLDIX	84	9.4
XIV	VelocityShares Inv VIX ShTrm	SPVXSP	82	9.3
XVIX	UBS E-TRACS Long-Short VIX	SPVXTSER	73	0.8
TVIX	VelocityShares 2X VIX ShTrm	SPVXSP	68	10.3
DRR	Market Vectors Dbl Sh Euro	DSHRTEUR	52	2.4
DGZ	PowerShares DB Gold Short	DGLDIX	49	3.8
IVO	iPath Inv Jan '21 SP500 VIX	SPVXSP	46	1.6
XXV	iPath Inv SP500 VIX ShrtTrm	SPVXSTR	29	3.1
DYY	PwrShrs DB Commod Dbl Lg	DBLCIX	28	0.4
CSMB	CS Merger Arb Liquid 2X	CSLABMN	27	0.4

Ticker	Name	Underlying Index	$ Issued ($MM)	Avg Vol ($MM)
LEVERAGED/INVERSE (continued)				
BXUC	BC SPX + Long C Leveraged	SPXT	24	5.6
DLBS	iPath US Treas Lng Bd Bear	BXIITEUS	21	0.9
BXUB	BC SPX + Long B Leveraged	SPXT	20	1.7
BDD	PwrShr DB Base Met Db Lg	DBBMIX	16	0.8
DSTJ	JPM Dbl Sh US Lng BD Treas	USTLBD	12	0.3
VZZ	iPath LE SPS VIX MdTrm Fut	SPVXMTR	11	0.5
DTUS	iPath US Treas 2-YR Bear	BXIITETU	9	0.3
MLPS	ETRACS UBS 1xM Shrt MLP	AMZI	8	0.1
RTLA	iPath LX Russell 2000	RU20INTR	8	1.2
BOM	PwrShrs DB BaseMet DblSh	DBBMIX	8	0.3
SZO	PowerShares DB Oil Short	DBRCL	7	0.1
ZIV	VelocityShares Inv VIX MdTrm	SPVXMP	6	0.0
RTSA	iPath SX R2000	RU20INTR	6	0.7
SFLA	iPath LX S&P 500 TR	SPTR	6	0.4
EMLB	iPath LE MSCI EM	NDUEEGF	6	0.1
AGA	PowerShares DB Agr Dbl Sh	DBLCYEAG	6	0.3
ROLA	iPath LX Russell 1000	RU10INTR	6	0.1
DSXJ	JPM Dbl Sh US 10-Y Treas	USTTEN	5	0.1
BXDB	BC SPX + Short B Leveraged	SPXT	5	1.1
MFLA	iPath LE MSCI EAFE	NDDUEAFE	5	0.1
BUNT	PwrShr DB 3x German Bd Fut	DBBNBUNL	5	0.1
TVIZ	VelocityShares 2X VIX MdTrm	SPVXMP	4	0.1
ITLT	PwrShr DB 3x Ital Treas Bd	DBBNBTPL	4	0.1
JGBT	PwrShr DB 3x Japan Gov Bd	DBBNJGBL	4	0.0
EMSA	iPath SE MSCI EM	NDUEEGF	4	0.1
MFSA	iPath SE MSCI EAFE	NDDUEAFE	3	0.1
PTD	E-Tracs UBS Short Platinum	CTPLER	3	0.0
BXDD	BC SPX + Short D Leveraged	SPXT	3	0.7
BOS	PwrShrs DB Base Met Sh	DBBMIX	3	0.0
ROSA	iPath SX Russell 1000	RU10INTR	3	0.1
SFSA	iPath SX SP&500 TR	SPTR	3	0.3
ADZ	PowerShares DB Agr Short	DBLCYEAG	2	0.0
BXDC	BC SPX + Short C Leveraged	SPXT	2	0.7
DEE	PwrShrs DB Commod Dbl Sh	DBLCIX	2	0.1
DDP	PwrShrs DB Commod Sh	DBLCIX	1	0.0
URR	Market Vectors Dble Lg Euro	DLONGEUR	1	0.0
OTHER				
AMJ	JPMorgan Alerian MLP	AMZ	$2,748	$34.0
VXX	iPATH SP500 VIX ST Future	SPVXSTR	1,477	564.3
INP	iPath MSCI India	NDEUSIA	843	19.7
VXZ	iPATH SP500 VIX MT Future	SPVXMTR	547	39.6
MLPI	UBS ETRACS Alerian MLP Infr	AMZI	188	1.2
MLPN	CS Cushing 30 MLP	MLPX	126	2.4
FLAT	iPath US Treas Flattener	BXIIUSTP	75	1.4
CSMA	Credit Suisse Merger Arb	CSLABMN	61	0.7
CSLS	CS Long/Short Liquid	CSLABLN	29	0.2
VQT	Barclays ETN+ S&P Veqtor	SPVQDTR	23	0.3
MLPY	MS Cushing MLP High Income	MLPY	21	0.8
TRND	RBS US LC Trendpilot	TPLCUT	20	0.3
MLPW	E-TRACS Wells Fargo MLP	WML	19	0.1
DLBL	iPath US Treas Lng Bd Bull	BXIITEUS	18	0.5
BWV	iPath CBOE SP500BuyWrite	BXM	17	0.2
STPP	iPath US Treas Steepener	BXIIUSTP	17	0.3
CVOL	C-Tracks ETN Volatility	CVOLT	14	0.3
DTUL	iPath US Treas 2-YR Bull	BXIITETU	14	0.3
MLPG	UBS ETRACS Nat Gas MLP	ANGI	14	0.1
SPGH	UBS E-TRACS SPS Gold Hedge	na	12	0.0
WMW	Elements Mrngstr Wide Moat	MWMFTR	11	0.1
DTYL	iPath US Treas 10-YR Bull	BXIITETY	8	0.6
VIIX	VelocityShares VIX ShTrm	SPVXSP	6	0.4
VIIZ	VelocityShares VIX MdTrm	SPVXMP	4	0.1
TRNM	RBS US MC Trendpilot	TPMCUT	4	0.0
TBAR	RBS Gold Trendpilot	TPGLDUT	4	0.2
DOD	Elements Dogs of the Dow	MUTR	4	0.1
ITLY	PwrShr DB Ital Treas Bd Fu	DBBNBTPL	4	0.0
JGBL	PwrShr DB Japan Govt Bd Fu	DBBNJGBL	4	0.0
BUNL	PwrShr DB German Bd Fut	DBBNBUNL	4	0.0
JFT	KEYnotes FT Enh 130/30 LC	FTLCTR	4	0.0
GWO	Elements CS Global Warm	CSGWMXTR	4	0.0
GCE	Claymore CEF GS Connect	CLMRCEF	4	0.1
BSC	Elements BG SC Value	BGVS	2	0.0
EEH	Elements LC Sector Momnt	SPBNPSP	1	0.0
BVT	Elements BG Total Mkt Val	BGVT	1	0.0
BVL	Elements BG LC Value	BGVL	1	0.0

ETF & ETN Guide Q2 2011 10

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Fund Distribution Company assists in the promotion of the iPath ETNs.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to investing directly in an index or in any particular index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the level of the relevant index has increased or decreased (as may be applicable to the particular series of Securities). An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

Barclays Capital Inc. and its affiliates and BlackRock Fund Distribution Company and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500™” and “S&P 500 VIX Mid-Term Futures™” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Barclays Bank PLC. “VIX” is a registered trademark of the Chicago Board Options Exchange, Incorporated (“CBOE”) and has been licensed for use by S&P. The Securities are not sponsored, endorsed, sold or promoted by S&P or the CBOE. S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities or in the ability of either index to track market performance.

“Russell 1000® Index” and “Russell 2000® Index” are trademarks of Frank Russell Company and have been licensed for use by Barclays Bank PLC. The Securities are not sponsored, endorsed, sold, or promoted by Frank Russell Company and Frank Russell Company makes no representation regarding the advisability of investing in the Securities.

The MSCI indexes are the exclusive property of MSCI, Inc. (“MSCI”). MSCI and the MSCI index names are servicemark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The financial securities referred to herein are not sponsored, endorsed or promoted by MSCI, and MSCI bears no liability with respect to any such financial securities. The relevant pricing supplement contains a more detailed description of the limited relationship MSCI has with Barclays Bank PLC and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or servicemark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

©2011 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs, and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks, or registered trademarks are the property, and used with the permission, of their respective owners.

2299-22AN-11/10

Not FDIC Insured ? No Bank Guarantee ? May Lose Value

ETF & ETN Guide Q2 2011 11

This communication and any information derived from its use is provided for informational purposes only and should not be regarded as an offer to sell or a solicitation of an offer to buy the products mentioned in it. No representation is made that any returns will be achieved. Barclays Capital does not warrant the accuracy, completeness, reliability, fitness for a particular purpose or merchantability of this information. Barclays Capital shall have no liability for the use, misuse, or distribution of this information to unauthorized recipients. Third-party trademarks and information are the property of their respective owners. Copyright ©2011 Barclays Capital. All information is subject to change without notice.

OPTIONS EXPIRATION CALENDAR – 2011

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Equity, index, cash-settled curre ncy and treasury/interest rate options expiration date1

VIX, RVX expiration date

A.M. settled index options cease trading

Quarterly expiration date

Expiring equity, P.M. settled index options and treasury/interest rate option classes cease trading. Expiring cash-settled currency options cease trading at12 :00pm ET

Exchange holiday (additional holidays may be announced)

For 2010, 2013 Equity LEAPS® added For 2011, 2014 Equity LEAPS® added

Bank holiday

1Equity LEAPS® expire in January. Index LEAPS® expire in December or January. Note: While these dates are accurate as of 12/15/09, they are subject to change.